UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2023

BGO Industrial Real Estate Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-271906	92-0245532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue

18th Floor

New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 359-7800

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On July 7, 2023, BGO Industrial Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), entered into a Contribution Agreement (the “Contribution Agreement”) with Sun Life (U.S.) HoldCo 2020, Inc., a Delaware corporation (“Sun Life”) and an affiliate of Sun Life Financial Inc., BGO Genesis Holding LLC, a Delaware limited liability company, and BGO IREIT Operating Partnership LP, a Delaware limited partnership and the operating partnership of the Company (the “Operating Partnership”), pursuant to which Sun Life contributed its 56.5% interest in a joint venture (the “Seed Joint Venture”) that indirectly owns a portfolio of industrial assets (the “Seed Portfolio”) to the Company in exchange for 13,000,000 Class E units of the Operating Partnership at a price per unit equal to $10.00 (the “Seed JV Acquisition”). The purchase price of the Seed Joint Venture is equal to $130 million, which represents the aggregate capital contributions made by Sun Life in respect of the Seed Joint Venture. As of March 31, 2023, the estimated gross asset value of the Seed Portfolio was approximately $948 million (inclusive of cash on hand and the value of certain debt). Following the Seed JV Acquisition, the Company’s 56.5% interest in the Seed Joint Venture represents an indirect 34.2% ownership interest in the Seed Portfolio.

Seed Portfolio

The Seed Portfolio consists of approximately 9,417,333 square feet in 29 separate industrial buildings located throughout the United States Midwest. The Seed Portfolio is divided into four assets that consist of three regional portfolios in St. Louis, Cincinnati, and Kansas City, and one stand-alone industrial property in Kenosha, which is located in the Chicago metropolitan statistical area. The Seed Portfolio was developed in partnership between NorthPoint Development (“NorthPoint”) and Northwestern Mutual between 2012 and 2023.

The Company owns the Seed Portfolio through a 56.5% ownership interest in the Seed Joint Venture between the Company and a BGO advised state pension client (“BGO Client”). The Seed Joint Venture holds a 60.5% ownership interest in a joint venture with NP NTR Holdings, LLC, a Delaware limited liability company and affiliate of NorthPoint, the original developer of the underlying assets that encompass the Seed Portfolio. The existing partners, NorthPoint, Sun Life, and BGO Client, recapitalized the Seed Portfolio, acquiring it from a partnership between NorthPoint and Northwestern Mutual on September 29, 2022. The Seed Portfolio was financed with a senior loan of $560.4 million (60% loan to value ratio) at an interest rate of 4.0% in two tranches consisting of 4- and 5-year terms.

The table below sets forth certain summary information regarding the Seed Portfolio.

Property	Market	Sector	Number of Buildings	Total Square Feet	Real Estate Value(1)	Real Estate Value Per Square Foot	Year Built	Occupied Rate(2)
Hazelwood Tradeport(3)	St. Louis	Industrial	9	3,796,011	$362,400,000	$95	2018 – 2023	75%
West Chester Trade Center	Cincinnati	Industrial	9	2,343,109	$240,600,000	$103	2019 – 2022	100%
Horizons Industrial(4)	Kansas City	Industrial	10	2,520,932	$246,300,000	$98	2012 – 2021	100%
Heartland 94	Chicago MSA	Industrial	1	757,281	$68,100,000	$90	2022	100%
Total/Average			29	9,417,333	$917,400,000	$97		90%

(1)	Real Estate Value represents the appraised value of each property included in the Seed Portfolio as of March 31, 2023.
(2)	Occupied Rate includes all leased square footage as of April 30, 2023.
(3)	The remaining square footage at Hazelwood Tradeport was delivered in February 2023.
(4)	Includes one gross lease.

Sun Life Repurchase Rights

The Class E units issued to Sun Life in connection with the Seed JV Acquisition are not eligible for repurchase pursuant to the Company’s share repurchase plan and will only be eligible for repurchase by the Company following the earlier of (i) the first date that the Company’s net asset value (“NAV”) reaches $1.5 billion and (ii) July 7, 2026. Following such period, Sun Life may request that the Company repurchase such Class E units on a monthly basis, at a price per unit equal to the most recently determined NAV per Class E unit as of the repurchase date.

The aggregate amount of Class E units that the Company is required to repurchase from Sun Life in any month will be limited to an amount not to exceed 25% of the amount by which net proceeds from the Company’s public offering and any private offerings of common stock for a given month exceed the amount of repurchases for such month pursuant to the Company’s share repurchase plan. In addition, the Company will not repurchase any Class E units from Sun Life during any period that the full amount of all shares of its common stock requested to be repurchased under the Company’s share repurchase plan are not repurchased or the Company’s share repurchase plan has been suspended.

The foregoing description of the terms of the Contribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Contribution Agreement, which is attached hereto as an exhibit and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the Contribution Agreement, on July 7, 2023, the Company completed the Seed JV Acquisition. The information set forth above under Item 1.01 relating to the Seed JV Acquisition is hereby incorporated by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of the Seed Portfolio required to be filed pursuant to Rule 3-14 of Regulation S-X are incorporated herein by reference to the financial information under the heading “S-X 3-14 Financial Statements of the Seed Joint Venture” included in the Company’s Pre-Effective Amendment No. 2 to its Registration Statement on Form S-11 (File No. 333-271906) filed with the SEC on July 3, 2023 (the “Registration Statement”).

(b) Pro Forma Financial Information.

The pro forma financial information of the Company required to be filed in connection with the Seed JV Acquisition described in Items 1.01 and 2.01 of this Current Report are incorporated herein by reference to the financial information under the heading “Pro Forma Combined Financial Statements of BGO Industrial Real Estate Income Trust, Inc. (Unaudited)” included in the Registration Statement.

(d) Exhibits.

Exhibit Number	Description
10.1	Contribution Agreement, dated July 7, 2023, by and between Sun Life (U.S.) HoldCo 2020, Inc., BGO Genesis Holding LLC, BGO Industrial Real Estate Income Trust, Inc. and BGO IREIT Operating Partnership LP
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGO Industrial Real Estate Income Trust, Inc.

Date: July 13, 2023
	By:	/s/ Michael Glimcher
	Name:	Michael Glimcher
	Title:	Chief Executive Officer and President